THE LAZARD FUNDS, INC. Lazard US Equity Concentrated Portfolio	LAZARD RETIREMENT SERIES, INC. Lazard Retirement US Equity Concentrated Portfolio

Supplement to Current Summary Prospectuses and Prospectuses

Effective September 30, 2024 (the “Effective Date”), the following will replace the “Management—Portfolio Managers/Analysts” section in the Summary Prospectus for the Lazard US Equity Concentrated Portfolio and the “Lazard Funds Summary Section—Lazard US Equity Concentrated Portfolio—Management—Portfolio Managers/Analysts” section in the applicable Prospectus:

Sean Gallagher, portfolio manager/analyst and Global Head of the Investment Manager’s Small Cap Equity platform, has been with the Portfolio since April 2024.

Martin Flood, portfolio manager/analyst on various of the Investment Manager’s US Equity and Global Equity teams, has been with the Portfolio since March 2011.

As of the Effective Date, the following will replace the “Lazard Retirement Series Summary Section—Lazard Retirement US Equity Concentrated Portfolio—Management—Portfolio Managers/Analysts” section in the applicable Prospectus:

Sean Gallagher, portfolio manager/analyst and Global Head of the Investment Manager’s Small Cap Equity platform, will serve from inception.

Martin Flood, portfolio manager/analyst on various of the Investment Manager’s US Equity and Global Equity teams, will serve from inception.

As of the Effective Date, the following will supersede and replace any contrary information in the section entitled “Lazard Funds Fund Management—Portfolio Management” in the applicable Prospectus:

US Equity Concentrated Portfolio—Sean Gallagher (since April 2024) and Martin Flood (since March 2011)

As of the Effective Date, the following will supersede and replace any contrary information in the section entitled “Lazard Retirement Series Fund Management—Portfolio Management” in the applicable Prospectus:

Retirement US Equity Concentrated Portfolio—Sean Gallagher and Martin Flood

Dated: August 21, 2024